                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 13, 1995
               Date of Earliest Event Reported:  February 3, 1995



                           TELE-COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             0-20421                          84-1260157
     (Commission File Number)    (I.R.S. Employer Identification No.)


                                5619 DTC PARKWAY
                        ENGLEWOOD, COLORADO  80111-3000
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      Registrant's telephone number, including area code:  (303) 267-5500

ITEM 5.  OTHER EVENTS.
         ------------

     Pursuant to a registration statement on Form S-3 (File No. 33-56271) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on January 20, 1995, the Registrant has registered (i) shares of the Registrant's Class A Common Stock, $1.00 par value per share ("Class A Common Stock"), shares of the Registrant's Class B Common Stock, $1.00 par value per share, and shares of any class of common stock that may hereafter be created through an amendment to the Registrant's Restated Certificate of Incorporation, (ii) shares of the Registrant's Series Preferred Stock, $.01 par value per share, which may be issued in the form of depositary shares evidenced by depositary receipts, and (iii) warrants to purchase common stock or preferred stock of the Registrant (each of the foregoing securities are collectively referred to herein as the "Equity Securities"), for delayed or continuous offering to the public pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $575,000,000. Reference is made to the Registration Statement for further information concerning the terms of the securities registered pursuant to the Registration Statement and the offering thereof.

     On February 3, 1995, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, and a Pricing Agreement (the "Pricing Agreement"), substantially in the form attached as Annex I to the Underwriting Agreement, were executed by Morgan Stanley & Co. Incorporated (the "Underwriter") providing for the sale by the Registrant to, and the offering to the public by, the Underwriter of 19,550,000 shares of Class A Common Stock (the "Shares"). The net proceeds to the Registrant from the

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sale of the Shares will be $400,775,000 before deducting expenses of the
Registrant. The Underwriting Agreement and the Pricing Agreement are filed as Exhibits 1.1 and 1.2 hereto, respectively. The Registrant has estimated that expenses of $500,000 will be payable by it in connection with the sale of the Shares.

      The description of certain provisions of the Shares and information concerning the terms of their purchase and offering to the public by the Underwriter, are incorporated herein by reference (i) to the section entitled "Description of Common Stock -- Class A and Class B Common Stock" of the Prospectus, dated February 3, 1995 (the "Prospectus"), and (ii) to the section entitled "Underwriter" in the Prospectus Supplement thereto, dated February 3, 1995 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act.

     Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated January 12, 1995, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Equity Securities generally. On February 10, 1995, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "Opinion") as to such matters specifically relating to the Shares. A copy of the opinion is filed as Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus Supplement.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, Pricing Agreement, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however,

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the Registrant does not believe that any of the Underwriting Agreement, the
Pricing Agreement, the Opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   Exhibits
- ---------------
     1.1         Underwriting Agreement, dated February 3, 1995, between Morgan
                 Stanley & Co. Incorporated and the Registrant.
     1.2         Pricing Agreement, dated February 3, 1995, between Morgan
                 Stanley & Co. Incorporated and the Registrant.
     5.1         Opinion, dated February 10, 1995, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Shares.
     24.1        Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).

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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 1995
                                             TELE-COMMUNICATIONS, INC.
                                             (Registrant)



                                             By: /s/ John C. Malone
                                                 _______________________________
                                                 Name:  John C. Malone
                                                 Title: President

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

                                 EXHIBIT INDEX
                                 -------------

  Exhibits
  --------
     1.1     Underwriting Agreement, dated February 3, 1995 between Morgan
             Stanley & Co. Incorporated and the Registrant.
     1.2     Pricing Agreement, dated February 3, 1995, between Morgan
             Stanley & Co. Incorporated and the Registrant.
     5.1     Opinion, dated February 10, 1995, of Baker & Botts, L.L.P., counsel to the Registrant, as to legality of the Shares.
     24.1    Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).


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